UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                      FIRST AMERICAN HEALTH CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)


         ARIZONA                                         86-0418406
(State of Incorporation)                    (IRS Employer Identification Number)


7776 SOUTH POINTE PARKWAY WEST, SUITE 150, PHOENIX, ARIZONA           85044-5424
        (Address of principal executive offices)                      (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                         Name of each exchange on which
      to be so registered                         each class is to be registered
      -------------------                         ------------------------------
COMMON STOCK WITHOUT PAR VALUE                        AMERICAN STOCK EXCHANGE



If this form related to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form related to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
0-15207 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The information requested by this Item is incorporated by reference to Form S-18 and all of its amendments originally filed on September 5, 1985.

                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed
o its behalf by the undersigned, thereto duly authorized.


                                      First American Health Concepts, Inc.
                                                   (Registrant)


                                      By:  John A. Raycraft
                                           -------------------------------------
                                           John A. Raycraft
                                           President and Chief Executive Officer



                                      By:  Margaret M. Eardley
                                           -------------------------------------
                                           Margaret M. Eardley
                                           Vice President of Finance and
                                           Chief Financial Officer

Date:  August 2, 1999